UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________________________________
FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 24, 2020
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 24, 2020, VICI Properties 1 LLC (“VICI Propco”), a wholly owned subsidiary of VICI Properties Inc. (the “Company”), entered into Amendment No. 1 to Credit Agreement (the “Amendment”) with the other loan parties and lenders party thereto and Goldman Sachs Bank USA (the “Administrative Agent”), which amends the Amended and Restated Credit Agreement, dated as of May 15, 2019, among VICI Propco, the lenders from time to time party thereto and the Administrative Agent (as amended to date, the “Credit Agreement”).
The Amendment, among other things, reduced the interest rate margin over the Base Rate and Eurodollar Rate (as such terms are defined in the Credit Agreement), as applicable for the Term B Facility (as defined in the Credit Agreement) to 0.75% per annum for Base Rate Loans (as defined in the Credit Agreement) and 1.75% per annum for Eurodollar Rate Loans (as defined in the Credit Agreement), which represents a reduction of 0.25% in the interest margin over each of the Base Rate and Eurodollar Rate. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.
The representations, warranties and covenants contained in the Amendment were made only for purposes of the Amendment and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the Amendment and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Amendment may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Amendment and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of VICI Propco. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendment, which subsequent developments may not be reflected in the Company’s public disclosure.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Explanatory Note
This Current Report on Form 8-K is being filed in connection with the consummation on January 24, 2020 of the acquisition of the casino-entitled land and real estate and related assets of JACK Cleveland Casino, located in Cleveland, Ohio (“JACK Cleveland”) and the racing and video lottery gaming authorized land and real estate and related assets of JACK Thistledown Racino (“JACK Thistledown” and, collectively with JACK Cleveland, “JACK Cleveland/Thistledown”) by the Company, through its wholly owned subsidiary, VICI Properties L.P. (the “Operating Partnership”) and the Operating Partnership’s wholly owned subsidiaries, Cleveland Propco LLC (“Cleveland Buyer”) and Thistledown Propco LLC (“Thistledown Buyer”), following (i) the acquisition on September 20, 2019 of the casino-entitled land and real estate and related assets of JACK Cincinnati Casino, located in Cincinnati, Ohio (“JACK Cincinnati”) and (ii) the acquisition on May 23, 2019 of the land and real estate assets of the Greektown Casino-Hotel, located in Detroit, Michigan (“Greektown” and, together with JACK Cincinnati and JACK Cleveland/Thistledown, the “Properties”), in each case by the Company through the Operating Partnership and a wholly owned subsidiary. While the acquisition of JACK Cleveland/Thistledown, JACK Cincinnati and Greektown are each individually insignificant to the Company for purposes of the reporting requirements of Form 8-K, the Properties may be considered to be related properties and significant in the aggregate.
Completion of Purchase of JACK Cleveland/Thistledown
On January 24, 2020, the Company, through the Operating Partnership, Cleveland Buyer and Thistledown Buyer, completed the transactions contemplated by an Equity Purchase Agreement, dated as of October 28, 2019 by and among Jack Ohio Finance LLC, Jack Ohio LLC (solely for purposes of Articles VII, VIII, IX and XI thereof), Quintus Landlord LLC (the “Cleveland/Thistledown Sellers”), each an affiliate of JACK Entertainment LLC (“JACK Entertainment”), the Operating Partnership and, solely for the purposes of Section 6.02(l) thereof, Fundamental Parking, LLC (the “Cleveland/Thistledown Equity Purchase Agreement”) pursuant to which the Cleveland/Thistledown Sellers sold the membership interests of (i) a wholly owned indirect subsidiary that owned JACK Cleveland to the Cleveland Buyer and (ii) a wholly owned indirect subsidiary that owned JACK Thistledown to the Thistledown Buyer (the “JACK Cleveland/Thistledown Acquisition”) for an aggregate of $843.3 million in cash. Simultaneous with the closing of the JACK Cleveland/Thistledown Acquisition, the Company entered into a master triple-net lease agreement for JACK Cleveland and JACK Thistledown with subsidiaries of JACK Ohio LLC.
The foregoing description of the Cleveland/Thistledown Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cleveland/Thistledown Equity Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1
Equity Purchase Agreement dated as of October 28, 2019 by and among Jack Ohio Finance LLC, Jack Ohio LLC (solely for purposes of Articles VII, VIII, IX and XI), Quintus Landlord LLC, VICI Properties L.P. and, solely for the purposes of Section 6.02(l), Fundamental Parking, LLC

10.1	First Amendment to Amended and Restated Credit Agreement, dated January 24, 2020, among VICI Properties 1 LLC, the lenders named therein and Goldman Sachs Bank USA, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: January 24, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary